EXHIBIT 99.1
FirstCash Announces Move to Nasdaq;
Transfer Expected to Take Effect October 8;
Ticker Symbol to Remain FCFS
_____________________________________________________________

Fort Worth, Texas (September 25, 2018) -- FirstCash, Inc. (the “Company”) (NYSE: FCFS), the leading international operator of more than 2,400 pawn stores in the U.S. and four countries in Latin America, today announced that it is voluntarily transferring the listing of its common stock, par value $0.01 per share (“Common Stock”) to The Nasdaq Global Select Market (“Nasdaq”) from the New York Stock Exchange (“NYSE”). FirstCash expects its Common Stock to begin trading on Nasdaq on October 8, 2018, and will continue to be listed under the ticker symbol “FCFS.”

Mr. Rick Wessel, chief executive officer, stated, “We are pleased to re-join many of the world's most successful and innovative companies listed on Nasdaq. We believe this move will provide us with greater cost-effectiveness and access to Nasdaq's unique portfolio of tools and services to connect with our investors more efficiently. We want to thank the NYSE for their valued partnership over the last few years."

About First Cash

FirstCash is the leading international operator of pawn stores with over 2,400 retail pawn and consumer lending locations in 25 U.S. states and Latin America, which includes all the states in Mexico and the countries of Guatemala, El Salvador and Colombia. The Company employs approximately 18,000 people between the U.S. and Latin America. FirstCash focuses on serving cash and credit constrained consumers primarily through its retail pawn locations, which buy and sell a wide variety of jewelry, consumer electronics, power tools, household appliances, sporting goods, musical instruments and other merchandise, and make small consumer pawn loans secured by pledged personal property. Approximately 97% of the Company’s revenues are from pawn operations.

FirstCash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. For additional information regarding FirstCash and the services it provides, visit FirstCash’s websites located at http://www.firstcash.com and http://www.cashamerica.com.

Forward-Looking Information

This release contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

These forward-looking statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in the Company’s 2017 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2018, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports filed subsequently by the Company with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

For further information, please contact:
Gar Jackson
Global IR Group
Phone:     (817) 886-6998
Email:     gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 258-2650
Email:     investorrelations@firstcash.com
Website:    ir.firstcash.com

2